EXHIBIT 99

                 BGE PRO FORMA FINANCIAL STATEMENTS - GENERATION
                 -----------------------------------------------
                                 ASSET TRANSFER
                                 --------------

BACKGROUND


In our March 31, 2000 Quarterly Report on Form 10-Q, we presented pro forma financial statements for Baltimore Gas and Electric Company (BGE), a subsidiary of Constellation Energy Group, Inc. (Constellation Energy). Effective July 1, 2000, BGE transferred certain generation assets and liabilities to Calvert Cliffs Nuclear Power Plant, Inc. (CCNPP) and Constellation Power Source Generation, Inc. (CPSG), nonregulated subsidiaries of Constellation Energy. The pro forma financial statements and description of the pro forma adjustments reflect these transfers and other financial impacts surrounding the deregulation of BGE's electric generation business. The exact amount of these transfers will be based on the actual book value at June 30, 2000, which has not been determined at the date of this filing.

Since our March 31, 2000 Quarterly Report on Form 10-Q, there has been one new development in the assumptions used in these pro forma financial statements. Accordingly, we are providing revised pro forma financial statements to reflect this known change in the assumptions. This change results from the reduction of the level of unsecured promissory notes that BGE received from CPSG from $426 million, as disclosed in our March 31, 2000 Quarterly Report on Form 10-Q, to approximately $366 million.

DESCRIPTION OF PRO FORMA FINANCIAL INFORMATION

The following revised consolidated financial statements for BGE are filed with this Exhibit:

o    Unaudited Condensed Pro Forma Balance Sheet At March 31, 2000, and
o Unaudited Condensed Pro Forma Income Statement for the Year Ended December 31, 1999 and for the Three Month Period Ended March 31, 2000.

The following major assumptions were made in preparing these revised pro forma financial statements:

o The transfers described above were assumed to occur as of March 31, 2000 for the purposes of the condensed pro forma balance sheet.
o The transfers described above were assumed to occur as of January 1, 1999 for the purposes of the condensed pro forma income statement for the year ended December 31, 1999. The transfers were assumed to occur as of January 1, 2000 for the purposes of the condensed pro forma income statement for the three-month period ended March 31, 2000. In viewing these statements, it should be recognized that weather conditions can have a great impact on our results for interim periods. This means that results for interim periods do not necessarily represent results to be expected for the year.
o The transfer of the generating assets and decommissioning trusts was assumed to occur at book value and on a non-taxable basis.
o The provisions of the Maryland Public Service Commission's (Maryland PSC) Restructuring Order are assumed to be effective as of the beginning of each period presented for the purposes of developing BGE's revenues and electric purchased fuel and energy expenses included in the condensed pro forma income statements.
o An effective tax rate of approximately 35% was utilized to develop the income tax effects of adjustments to the condensed pro forma income statement for the year ended December 31, 1999. An effective tax rate of approximately 39.55% was utilized for the three-month period ended March 31, 2000. The difference in the effective tax rate results from the comprehensive changes in the state and local tax laws that began January 1, 2000. We discuss these comprehensive tax law changes in Note 4 of our 1999 Annual Report on Form 10-K.

These pro forma financial statements have been prepared for comparative purposes only and do not purport to be indicative of the results of operations or financial condition which would have actually resulted if the transfer of the generation assets or other related transactions had been made on the dates or for the periods presented, or which may result in the future. Further, these pro forma financial statements have been prepared using information available at the date of this filing. As a result, certain amounts indicated herein are preliminary in nature and, therefore, are subject to change in the future.

DESCRIPTION OF PRO FORMA ADJUSTMENTS

The Unaudited Condensed Pro Forma Income Statements and Balance Sheet filed with this Exhibit reflect the following adjustments:

Income Statements Adjustments
1. The expected reduction of BGE's revenues to remove $112 million of interchange and other wholesale sales for the year ended December 31, 1999 ($23 million for the three-month period ended March 31, 2000), which will no longer be a part of its business once electric deregulation occurs.
2. The adjustment of BGE's revenues to reflect the $54 million average, annual residential rate reduction provided for in the Restructuring Order for the year ended December 31, 1999 ($13 million for the three-month period ended March 31, 2000).
3. The anticipated transfer to CCNPP of approximately $164 million of BGE's revenues that will fund nuclear decommissioning and stranded costs for the year ended December 31, 1999 ($40 million for the three-month period ended March 31, 2000).
4.   The reversal of BGE's actual  electric fuel and  purchased  energy costs of approximately $487 million for the year ended December 31, 1999 ($119 million for the three-month period ended March 31, 2000), and its replacement with the estimated $1,187 million cost of power BGE would have purchased from CPS to meet its system sales load for the year ended December 31, 1999 ($267 million for the three-month period ended March 31,
     2000) at standard offer service rates provided for in the Restructuring Order.
5. The expected elimination of operation and maintenance expenses directly and indirectly relating to the generation function for the respective period.
6. The anticipated elimination of approximately $165 million of depreciation, amortization, and nuclear decommissioning expense relating to the transferred assets for the year ended December 31, 1999 ($42.5 million for the three-month period ended March 31, 2000).
7. The removal from results of the nonrecurring impact of $75 million of amortization expense relating to the $150 million reduction of electric generation plant under the terms of the Restructuring Order for the year ended December 31, 1999 ($37.5 million for the three-month period ended March 31, 2000).
8. The estimated reduction to taxes other than income taxes resulting from the transfer of the generation function for the respective period.
9. The reduction to other income associated with the elimination of the equity portion of the allowance for funds used during construction relating to generation construction projects, equity in the earnings of Safe Harbor Water Power Corporation, and after-tax earnings on the nuclear decommissioning trusts.
10. The reflection in other income of approximately $22 million of interest income expected to be earned on the unsecured promissory notes described in this Exhibit for the year ended December 31, 1999 ($6 million for the three-month period ended March 31, 2000).
11. The reduction of fixed charges to approximate interest expense expected to be avoided on the transferred tax-exempt debt.
12. The estimated income tax effects using the effective income tax rates for the respective period.
13. The elimination of the amortization of deferred investment tax credits transferred along with the associated generation assets.

Balance Sheet Adjustments
1. The expected amount of the transfer of fuel stocks including SO2 emission allowances, materials and supplies, and nuclear fuel inventories relating to the generation function.
2. The reflection of the unsecured promissory notes described in this Exhibit along with the approximate amount of related accrued interest.
3.   The expected amount of the transfer of nuclear decommissioning to CCNPP.
4. The expected amount of the transfer of BGE's investment in Safe Harbor Water Power Corporation to CPSG.
5. The expected amount of the transfer of generating assets as described in this Exhibit including utility plant in service, accumulated depreciation reserves, construction work in progress, plant held for future use, and unamortized investment tax credits.
6. The elimination of the remaining $37.5 million unamortized balance of the regulatory asset relating to the $150 million reduction of electric generation plant that will be fully amortized as of June 30, 2000 under the terms of the Restructuring Order.
7. The reduction to current liabilities from eliminating approximately $4 million of accrued interest relating to the transferred tax-exempt debt described in this Exhibit.
8. The transfer of the approximately $20 million current (included in other current liabilities) and $9 million non-current (included in other deferred credits and other liabilities) portions of liabilities accrued in connection with certain purchased power contracts that will become the responsibility of the nonregulated generation business.
9. The reflection of the approximate impact on accumulated deferred income taxes of the transfer of the generation assets and nuclear decommissioning, and the reflection of the Restructuring Order as described in this Exhibit.
10.  The transfer of the tax-exempt debt as described in this Exhibit.
11. The anticipated amount of the net reduction in BGE's common shareholder's equity relating to the other balance sheet adjustments described above.

FORWARD-LOOKING STATEMENTS

We make statements in this Exhibit that are considered forward-looking statements within the meaning of the Securities Exchange Act of 1934. Sometimes these statements will contain words such as "believes," "expects," "intends," "plans," and other similar words. These statements are not guarantees of BGE's future performance and are subject to risks, uncertainties, and other important factors that could cause its actual performance or achievements to be materially different from those projected. These risks, uncertainties, and factors include, but are not limited to:

o    general economic, business, and regulatory conditions,
o    energy supply and demand,
o    competition,
o    federal and state regulations,
o    availability, terms, and use of capital,
o    environmental issues,
o    weather,
o implications of the Restructuring Order issued by the Maryland PSC including the outcome of the Mid-Atlantic Power Supply Association's appeals of the Order as discussed in Item 5. Other Events of this Report on Form 8-K,
o    loss of revenues due to customers choosing alternate suppliers,
o inability to recover all costs associated with providing electric retail customers service during the electric rate freeze period, and
o implications from the transfer of BGE's generation assets to nonregulated subsidiaries of Constellation Energy.

Given these uncertainties, you should not place undue reliance on these forward-looking statements. Please see BGE's periodic reports filed with the SEC for more information on these factors. These forward-looking statements represent our estimates and assumptions only as of the date of this report.


                       Baltimore Gas and Electric Company
                Unaudited Condensed Pro Forma Statement of Income
                        Three Months Ended March 31, 2000
                          (Revised As Of July 7, 2000)

                                                          As Reported      Adjustments               Pro Forma
                                                         ------------     -------------             -------------
                                                                          (In Millions)
 Revenues
     Electric                                                 $ 524.6           $ (76.0) (1,2,3)          $ 448.6
     Gas                                                        195.1                 -                     195.1
     Nonregulated                                                 1.0                 -                       1.0
                                                         ------------     -------------             -------------
     Total Revenues                                             720.7             (76.0)                    644.7
                                                         ------------     -------------             -------------
 Operating Expenses
     Electric fuel and purchased energy                         119.4             148.0  (4)                267.4
     Gas purchased for resale                                   103.0                 -                     103.0
     Operations and maintenance                                 177.6             (95.0) (5)                 82.6
     Nonregulated - selling, general, and administrative          0.6                 -                       0.6
     Depreciation and amortization                              126.1             (80.0) (6,7)               46.1
     Taxes other than income taxes                               60.1             (21.0) (8)                 39.1
                                                         ------------     -------------             -------------
     Total operating expenses                                   586.8             (48.0)                    538.8
                                                         ------------     -------------             -------------
     Income from Operations                                     133.9             (28.0)                    105.9
 Other Income                                                     3.3               3.0  (9,10)               6.3
                                                         ------------     -------------             -------------
     Income Before Fixed Charges and Income Taxes               137.2             (25.0)                    112.2
 Fixed Charges                                                   47.5              (3.0) (11)                44.5
                                                         ------------     -------------             -------------
     Income Before Income Taxes                                  89.7             (22.0)                     67.7
                                                         ------------     -------------             -------------
 Income Taxes
     Income taxes                                                37.5              (9.0) (12)                28.5
     Investment tax credit adjustments                           (2.0)              1.0  (13)                (1.0)
                                                         ------------     -------------             -------------
     Total income taxes                                          35.5              (8.0)                     27.5
                                                         ------------     -------------             -------------
 Net Income                                                    $ 54.2           $ (14.0)                   $ 40.2
                                                         ============     =============             =============

                       Baltimore Gas and Electric Company
                Unaudited Condensed Pro Forma Statement of Income
                      Twelve Months Ended December 31, 1999
                          (Revised As Of July 7, 2000)

                                                          As Reported      Adjustments                Pro Forma
                                                         ------------     -------------             -------------
                                                                          (In Millions)
 Revenues
     Electric                                               $ 2,259.5          $ (330.0) (1,2,3)        $ 1,929.5
     Gas                                                        485.3                 -                     485.3
     Nonregulated                                               283.5                 -                     283.5
                                                         ------------     -------------             -------------
     Total Revenues                                           3,028.3            (330.0)                  2,698.3
                                                         ------------     -------------             -------------
 Operating Expenses
     Electric fuel and purchased energy                         486.8             700.0  (4)              1,186.8
     Gas purchased for resale                                   233.7                 -                     233.7
     Operations and maintenance                                 728.8            (390.0) (5)                338.8
     Nonregulated  - selling, general, and administrative       222.1                 -                     222.1
     Depreciation and amortization                              427.9            (240.0) (6,7)              187.9
     Taxes other than income taxes                              224.7             (85.0) (8)                139.7
                                                         ------------     -------------             -------------
     Total operating expenses                                 2,324.0             (15.0)                  2,309.0
                                                         ------------     -------------             -------------
     Income from Operations                                     704.3            (315.0)                    389.3
 Other Income                                                     8.4              11.0  (9,10)              19.4
                                                         ------------     -------------             -------------
     Income Before Fixed Charges and Income Taxes               712.7            (304.0)                    408.7
 Fixed Charges                                                  205.9             (13.0) (11)               192.9
                                                         ------------     -------------             -------------
     Income Before Income Taxes                                 506.8            (291.0)                    215.8
                                                         ------------     -------------             -------------
 Income Taxes
     Income taxes                                               186.9            (108.0) (12)                78.9
     Investment tax credit adjustments                           (8.5)              6.0  (13)                (2.5)
                                                         ------------     -------------             -------------
     Total income taxes                                         178.4            (102.0)                     76.4
                                                         ------------     -------------             -------------
 Income Before Extraordinary Loss                             $ 328.4          $ (189.0)                  $ 139.4
                                                         ============     =============             =============


               Baltimore Gas and Electric Company and Subsidiaries
                   Unaudited Condensed Pro Forma Balance Sheet
                                 March 31, 2000
                          (Revised As Of July 7, 2000)

                                                          As Reported      Adjustments                Pro Forma
                                                         ------------     -------------             -------------
ASSETS                                                                    (In Millions)
Current Assets
    Fuel stocks                                                $ 69.6           $ (60.0)(1)                 $ 9.6
    Materials and supplies                                      138.6            (100.0)(1)                  38.6
    Notes receivable, affiliated companies                          -             366.0 (2)                 366.0
    Interest receivable, affiliated companies                       -               4.0 (2)                   4.0
    Other current assets                                        355.9                 -                     355.9
                                                         ------------     -------------             -------------
    Total current assets                                        564.1             210.0                     774.1
                                                         ------------     -------------             -------------
Investments And Other Assets
    Nuclear decommissioning trust fund                          222.7            (222.7)(3)                     -
    Safe Harbor Water Power Corporation                          34.5             (34.5)(4)                     -
    Other investments and other assets                          161.9                 -                     161.9
                                                         ------------     -------------             -------------
    Total investments and other assets                          419.1            (257.2)                    161.9
                                                         ------------     -------------             -------------

Utility Plant
    Plant in service
       Electric                                               7,123.4          (3,980.0)(5)               3,143.4
       Gas                                                      970.2                 -                     970.2
       Common                                                   562.2             (45.0)(5)                 517.2
                                                         ------------     -------------             -------------
         Total plant in service                               8,655.8          (4,025.0)                  4,630.8
    Accumulated depreciation                                 (3,522.1)          1,870.0 (5)              (1,652.1)
                                                         ------------     -------------             -------------
    Net plant in service                                      5,133.7          (2,155.0)                  2,978.7
    Construction work in progress                               241.1            (145.0)(5)                  96.1
    Nuclear fuel (net of amortization)                          123.4            (123.4)(1)                     -
    Plant held for future use                                    12.9              (3.2)(5)                   9.7
                                                         ------------     -------------             -------------
    Net utility plant                                         5,511.1          (2,426.6)                  3,084.5
                                                         ------------     -------------             -------------
Deferred Charges                                                639.8             (37.5)(6)                 602.3
                                                         ------------     -------------             -------------
Total Assets                                                $ 7,134.1        $ (2,511.3)                $ 4,622.8
                                                         ============     =============             =============

LIABILITIES AND CAPITALIZATION
Current Liabilities
    Current portions of long-term debt                        $ 543.9            $    -                   $ 543.9
    Other current liabilities                                   509.8             (24.0)(7,8)               485.8
                                                         ------------     -------------             -------------
    Total current liabilities                                 1,053.7             (24.0)                  1,029.7
                                                         ------------     -------------             -------------
Deferred Credits And Other Liabilities
    Deferred income taxes                                     1,010.4            (470.0)(9)                 540.4
    Deferred investment tax credits                             107.5             (82.0)(5)                  25.5
    Other deferred credits and other liabilities                309.1              (9.0)(8)                 300.1
                                                         ------------     -------------             -------------
    Total deferred credits and other liabilities              1,427.0            (561.0)                    866.0
                                                         ------------     -------------             -------------

Long-Term Debt
    First refunding mortgage bonds of BGE                     1,321.7                 -                   1,321.7
    Other long-term debt of BGE                               1,068.9            (278.0)(10)                790.9
    Company obligated mandatorily redeemable trust
       preferred securities of subsidiary trust
       holding solely 7.16% debentures of BGE                   250.0                 -                     250.0
    Long-term debt of nonregulated businesses                    32.0                 -                      32.0
    Unamortized discount and premium                            (10.1)                -                     (10.1)
    Current portion of long-term debt                          (543.9)                -                    (543.9)
                                                         ------------     -------------             -------------
    Total long-term debt                                      2,118.6            (278.0)                  1,840.6
                                                         ------------     -------------             -------------
BGE Preference Stock Not Subject To Mandatory Redemption        190.0                 -                     190.0
                                                         ------------     -------------             -------------
Common Shareholder's Equity                                   2,344.8          (1,648.3)(11)                696.5
                                                         ------------     -------------             -------------
Total Capitalization                                          4,653.4          (1,926.3)                  2,727.1
                                                         ------------     -------------             -------------
Total Liabilities And Capitalization                        $ 7,134.1        $ (2,511.3)                $ 4,622.8
                                                         ============     =============             =============